UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)
September 14, 2020

Walmart Inc.
(Exact name of registrant as specified in its charter)

DE	001-06991	71-0415188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

702 S.W. 8th Street
Bentonville, AR 72716-0215
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code
(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	WMT	NYSE
1.900% Notes Due 2022	WMT22	NYSE
2.550% Notes Due 2026	WMT26	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On September 14, 2020, Walmart Inc. (the “Company”) was informed that Marc E. Lore, Executive Vice President, President and Chief Executive Officer, U.S. eCommerce, entered into a stock trading plan designed to comply with Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended (the “Plan”). Rule 10b5-1 trading plans permit individuals who are not in possession of material non-public information to adopt a written pre-arranged plan for transactions in securities under specified conditions and for specified periods of time. Mr. Lore’s Plan is part of an individual long-term asset diversification, tax, and financial planning strategy, and is in accordance with the Company’s Insider Trading Policy. Under the terms of the Plan, Mr. Lore will have no discretion or control over the timing or effectuation of any transactions in Company securities pursuant to the Plan.

Under the terms of the Plan, Mr. Lore would execute one scheduled sale transactions on a specified date each month from December 2020 through April 2022. Under the Plan, Mr. Lore is scheduled to sell 90,000 shares in December 2020, 35,000 shares each month from January 2021 through April 2021, and 40,000 shares each month from May 2021 through April 2022. The maximum aggregate number of shares to be sold under the Plan is 710,000. As disclosed by the Company on a Form 8-K filed on November 19, 2019, Mr. Lore previously entered into a Rule 10b5-1 trading plan, which previous plan is scheduled to expire in November 2020.

Mr. Lore continues to be subject to the Company’s stock ownership guidelines, under which he is required to hold Company stock equal in value to at least five times his base salary within 5 years of his appointment to his current position.

Any transactions under the Plan will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission to the extent required by law. Except as required by law, the Company does not undertake to report other Rule 10b5-1 trading plans that may be adopted by any officers, directors, or other shareholders in the future or to report any modifications or terminations of any publicly announced trading plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 14, 2020

WALMART INC.

By:	/s/ Gordon Y. Allison
Name:	Gordon Y. Allison
Title:	Senior Vice President and Chief Counsel, Finance and Corporate Governance